UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2010

SLC STUDENT LOAN TRUST 2010-1
 (Issuing Entity)

THE STUDENT LOAN CORPORATION
(Exact name of Sponsor as specified in its charter)

SLC STUDENT LOAN RECEIVABLES I, INC.
 (Exact name of Registrant and Depositor as specified in its charter)

Delaware	333-164557-01	04-3598719
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

4000 Regent Blvd MS C2B-260 Irving, Texas		75063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (469) 220-4928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 31, 2010, as specifically permitted by, and pursuant to, Section 3.9 of the Servicing Agreement, dated as of July 6, 2010 (the “Servicing Agreement”), between SLC Student Loan Trust 2010-1 (the “Issuing Entity”) and The Student Loan Corporation as servicer (the “Servicer”), the Servicer and Sallie Mae, Inc. (the “Subservicer”) entered into a Subservicing Agreement (the “SLM Subservicing Agreement”), as acknowledged, among others,  by Citibank (South Dakota), National Association (“Citibank (South Dakota)”).  Pursuant to the terms of the SLM Subservicing Agreement, the Servicer will delegate to the Subservicer the performance of substantially all of its servicing obligations in respect of the student loans held by the Issuing Entity.

Pursuant to and upon the effectiveness of the SLM Subservicing Agreement, the existing subservicing agreement relating to the student loans held by the Issuing Entity, dated as of July 6, 2010, between the Servicer and Citibank (South Dakota), was terminated by mutual agreement.  On December 31, 2010, Citibank (South Dakota) and the Subservicer entered into a sub-subservicing agreement, pursuant to which Citibank (South Dakota) will continue to provide servicing for the student loans held by the Issuing Entity during the transition of the servicing of those student loans to the Subservicer, until that transition has been completed.

The foregoing description of the SLM Subservicing Agreement does not purport to be complete and is qualified in its entirety by reference to the SLM Subservicing Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.02 by reference.

Item 9.01    Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(10.1)
SLC Student Loan Trust 2010-1 Subservicing Agreement, dated as of December 31, 2010, between The Student Loan Corporation (“SLC”), and Sallie Mae, Inc., and as acknowledged and agreed to by Citibank (South Dakota), National Association, U.S. Bank National Association as indenture trustee, SLC as administrator of SLC Student Loan Trust 2010-1, SLC Student Loan Receivables I, Inc. and Citibank, N.A., in its individual capacity and as indenture administrator and eligible lender trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SLC STUDENT LOAN RECEIVABLES I, INC.

By:	/s/ John A. Fietz
Name:	John A. Fietz
Title:	Vice President and Secretary

Date:  January 5, 2011